UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 14, 2002

NETSOLVE, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-2498	75-2094811-2
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9500 Amberglen Boulevard Austin, Texas 78729
(Address of principal executive offices, including zip code)

(512) 340-3000
(Registrant’s telephone number, including area code)

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of business acquired.

Not applicable.

(b)    Pro forma financial information.

Not applicable.

(c)    Exhibits.

99.1	Certification of David D. Hood, the registrants’s chief executive officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of Kenneth C. Kieley, the registrant’s chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.

Item 9.     REGULATION FD DISCLOSURE

On November 14, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended September 30, 2002 accompanied by the certifications of David D. Hood, the registrant’s chief executive officer, and Kenneth C. Kieley, the registrant’s chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certificates are attached hereto as Exhibits 99.1 and 99.2.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSOLVE, INCORPORATED

/s/ David D. Hood
Name: David D. Hood Title: President and Chief Executive Officer

November 14, 2002

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Index to Exhibits

ITEM NUMBER	EXHIBIT

99.1	Certification of David D. Hood, the registrant’s chief executive officer required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of Kenneth C. Kieley, the registrant’s chief financial officer required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.

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